UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2010

SUFFOLK BANCORP

(Exact name of registrant as specified in its charter)

New York	000-13580	11-2708279
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4 West Second Street, Riverhead, New York	11901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 727-5667

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Attached as an exhibit is the Company’s press release titled, “SUFFOLK BANCORP ANNOUNCES EARNINGS FOR THE THIRD QUARTER OF 2010,” dated October 15, 2010.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUFFOLK BANCORP

Dated: October 15, 2010	By:	/S/ DOUGLAS IAN SHAW
Senior Vice President & Corporate Secretary

EXHIBIT INDEX

99.1	Earnings release for the three months ended September 30, 2010, dated October 15, 2010.